Exhibit 99 (c)(10)

 HIGHLY CONFIDENTIAL              Project Metal  D I S C U S S I O N M AT E R I A L S  9 F E B R U A R Y 2 0 2 0  C O N F I D E N T I A L

   HIGHLY CONFIDENTIAL              DisclaimerThe information herein has been prepared by Lazard based upon information supplied by Titanium or Silver, or publicly available information, and portions of the information herein may be based upon publicly available statements, estimates and forecasts with respect to the anticipated future performance of Titanium and/or certain statements, estimates and forecasts provided by Titanium with respect to the anticipated future performance of Titanium. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Titanium, Silver or any other entity, or concerning solvency or fair value of Titanium, Silver or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments as to the future financial performance of Titanium. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard; provided, however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Lazard is acting as investment banker to the Special Committee of Titanium, and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice. Lazard is not providing an opinion as to the relative merits of a transaction with Silver as compared to any other transaction or business strategy in which Titanium might engage or the merits of the underlying decision by Titanium to engage in a transaction with Silver. These materials do not constitute tax, accounting, actuarial, legal or other specialist advice, and Lazard shall have no duties or obligations in respect of these materials or other advice provided, except to the extent specifically set forth in the engagement agreement that has been entered into by Lazard and the Special Committee.  P R O J E C T M E T A L  C O N F I D E N T I A L

   HIGHLY CONFIDENTIAL              Table of Contents  P R O J E C T M E T A L  C O N F I D E N T I A L  I EXECUTIVE SUMMARY & SITUATION OVERVIEW  1  II TITANIUM MANAGEMENT BUSINESS PLAN  5  III TITANIUM FINANCIAL ANALYSIS  7

   HIGHLY CONFIDENTIAL              C O N F I D E N T I A L  I Executive Summary & Situation Overview  P R O J E C T M E T A L

 HIGHLY CONFIDENTIAL              P R O J E C T M E T A L I E X E C U T I V E S U M M A R Y & S I T U A T I O N O V E R V I E WExecutive Summary: Situation OverviewThe Special Committee of the Board of Titanium is contemplating a transaction whereby entities affiliated with Silver would acquire for $52.50 per share/unit in cash (i) 100% of Titanium common equity and (ii) a number of OP units owned by the Titanium Family (the “Converting Titanium Family OP Units”) such that the Titanium Family would retain a 20% economic interest in a NewCo JV with Silver post-closing (the “Transaction”); the Titanium organization is expected to remain in place and continue managing the portfolio under a new operating agreementTitanium owns, operates and develops high quality shopping malls across the U.S., Puerto Rico, South Korea and ChinaMarket capitalization of ~$4.7Bn and a TEV of ~$9.9Bn at share based on the indicative $52.50 per share/unit offer priceTitanium’s Board has been active in considering opportunities for value creation given Titanium’s trading discount and operating and capital markets challengesTitanium unaffected(a) share price of $26.42 as of 1/31/2020 represents a ~57% discount to NAV(b)Trading relative to Silver has weakened significantlyUnaffected(a) Titanium NTM FFO multiple of 7.2x represents a 3.3x discount to Silver, and compares to a 1.7x discount and 0.3x premium over a 1-year and 3-year historical average, respectively(c)Implied unaffected(a) exchange ratio of 0.198x as of 1/31/2020 represents all-time lowTransaction represents second attempt at a potential tie up between Titanium and SilverSilver (in partnership with Westfield America) previously made an unsolicited offer for Titanium in late 2002Proposal of $20 represented a ~35% premium to Titanium’s unaffected price as of 11/12/2002Transaction could not be completed as Titanium Family did not support the deal as proposed  Source:  (a)(b)(c)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Reflects Titanium’s share price of $26.42 as of 1/31/2020 prior to rumored merger discussions with Silver. FactSet Consensus NAV of $61.34 and GSA NAV estimate of $62.27.Per FactSet consensus estimates.  1

 HIGHLY CONFIDENTIAL              I E X E C U T I V E S U M M A R Y & S I T U A T I O N O V E R V I E W  P R O J E C T M E T A L  Source:  (a)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Designated Properties are Beverly Center, Cherry Creek Shopping Center, Twelve Oaks Mall, The Mall at Short Hills and Stamford Town Center.  Executive Summary: Situation Overview (cont’d)Titanium Family retains substantial control rights vis-à-vis the publicly traded company and subsidiary entitiesAbility to vote ~30% economic interest through Series B preferred sharesConsent right over any sale of (i) the Titanium OP and (ii) the Designated Properties(a)Bargain purchase option with respect to Titanium’s management platformTransaction contemplates Silver’s acquisition of (i) 100% of Titanium common equity and (ii) the Converting Titanium Family OP UnitsTitanium Family will roll its interest such that it will retain 20% of NewCo JV with Silver owning the 80% balanceAll-cash consideration of $52.50 per share/unit for selling share/unitholdersIncludes Titanium common equity and Series B preferred shares held by Titanium FamilyCertain non-Titanium Family unitholders may elect to receive Silver OP units in lieu of cash at a 0.3814x OP Exchange RatioTitanium organization to remain in place with Titanium Family retaining significant governance rightsTitanium Family governance rights subject to its retaining >8% ownership of NewCo JVTitanium Family will have right beginning at the 2nd anniversary of closing to sell 20% of its interest annuallySale right cumulative such that up to 40% could be sold after the 3rd anniversary, 60% after the 4th anniversary, etc.Titanium Family also will have a one-time right to sell 100% of its interest between the 2nd and 3rd anniversary of closingSilver may elect to defer its purchase of 50% for one year from the time of Titanium Family’s exercising its one-time rightValuation would reflect the greater of (i) applying Silver’s LTM FFO multiple to Titanium’s LTM FFO (excluding G&A) and (ii) third-party valuation process (excluding G&A, but including a market-rate management fee)After 1/1/2021, if Silver is the prevailing party in two deadlocks and the Titanium Family has delivered at least one such deadlock notice within 18-months of the prior deadlock, Silver will have the right to call 100% of the Titanium Family’s interest2

 HIGHLY CONFIDENTIAL                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                        -  Feb-17  May-17  May-18  Aug-19  Nov-19  Feb-20    P R O J E C T M E T A L I E X E C U T I V E S U M M A R Y & S I T U A T I O N O V E R V I E WTitanium Common Share Price PerformanceTitanium traded at a 3-year low on 1/31/2020, and is down ~30% in the last 12 months and ~15% since Forever 21’s bankruptcy announcement  Source:(a)  Company filings, FactSet and Bloomberg as of 2/7/2020.Elliott Management entered position at a weighted average price of $49.03 and exited position at a weighted average price of $55.07 per Bloomberg.                                        TITANIUM COMMON SHARE PRICE SINCE 2017  Titanium Share Price  Volume (MM)  7.06.05.04.03.0$34.672.01.0    Feb-19 May-19Shareholder Activism  Aug-18 Nov-18Transactions News    Industry News    Aug-17 Nov-17 Feb-18Operations / Capital Allocation    12.2%    Short Interest % Over Time    $80 A$70$60$50$40$30$20$10    B    C    D      G    H    I    J    F    K    E            L      M    N    O    P      Q      R              $52.50 Offer Price            A 2/9/2017: Reports solid 16YE Earnings but gives 17YE Guidance less than consensus  H 5/16/2018: Elliot Management reported to have sold its stake(a)  O 4/30/2019: Lowered FFO outlook and disclosed acquisition of interest in The Gardens Mall    B 3/2/2017: L&B issues letter proposing the nomination of 2 directors to the board  I 5/18/2018: ISS voices support for L&B Plan; Litt subsequently elected to Board  P 5/30/2019: Jonathan Litt steps down from the Board; L&B issues letter following month    C 11/13/2017: Bloomberg reports that Elliot Management is building a stake(a)  J 7/30/2018: Titanium forms JV to construct a shopping mall in South Korea  Q 9/19/2019: Announced completion of sale of 50% interest in Starfield Hanam to Blackstone    D 11/13/2017: Brookfield Property proposes an acquisition of GGP for $23.00/share  K 10/15/2018: Sears files for bankruptcy  R 9/30/2019: Forever 21 files for bankruptcy    E 12/12/2017: Unibail-Rodamco agrees to acquire Westfield Corp.  L 10/30/2018: Q3 Earnings beat, but guides down Q4 numbers below consensus  S 1/24/2020: Silver reported to be considering a bid for Forever 21    F 3/19/2018: Claire’s files for bankruptcy  M 11/2/2018: Announced $500MM redesign of Beverly Center  T 2/4/2020: Bloomberg reports that Silver and Titanium held deal talks    G 3/26/2018: GGP agrees to be acquired after Brookfield raises its offer  N 2/14/2019: Announced agreement to sell 50% of interest in 3 Asia-backed shopping centers          S      T    3

 HIGHLY CONFIDENTIAL              Executive Summary: Transaction Overview  I E X E C U T I V E S U M M A R Y & S I T U A T I O N O V E R V I E W  P R O J E C T M E T A L  SUMMARY OVERVIEW  IMPLIED TITANIUM VALUATION ($MM)          ($ in MMs, presented at share)  Shares/Units Outstanding (MM) Common Shares Outstanding TRG Units  61.226.4   Other Dilutive Securities (a) 1.1 Total Shares/Units Outstanding (MM) 88.8  Implied Market Capitalization $4,661  Consolidated Secured Debt at Share Share of Unconsolidated Secured Debt Credit Facilities & Term Loans (b)  $2,220 1,5101,200  Outstanding Debt  $4,930  Preferred StockLess: Cash & Equivalents  363(68)  Total Enterprise Value  $9,886  Development @ Book Value Peripheral LandOther Tangible (Assets) & Liabilities  (259)(17)112                                                              Total Consideration per Titanium Share/Unit  $52.50                                                                              Value of Operating Real Estate $9,723 SELECT VALUATION & TRADING METRICS Implied Premium / Discount to Titanium Share Price:   Consensus Mgmt.   14.4x20.2x  14.4x20.5x  Implied Multiples on Offer Price (Cons. / Mgmt.):2020E FFO per Share/Unit ($3.66 / $3.65)2020E AFFO per Share/Unit ($2.59 / $2.57)Implied Cap Rate:2020E Cash NOI at Share (c)  Green Street Mgmt. 5.9% 6.0%      As of 2/7/2020 ($34.67)  51.4%  As of Unaffected Date ($26.42 on 1/31/2020)  98.7%  52-Week Low ($26.42 on 1/31/2020)  98.7%  52-Week High ($54.30 on 4/5/2019)  (3.3%)  Select VWAP Observations:20-Day VWAP ($31.09)  68.9%  30-Day VWAP ($31.05)  69.1%  90-Day VWAP ($32.45)  61.8%  6-Month VWAP ($34.10)  53.9%  1-Year VWAP ($38.51)  36.3%  Green Street NAV ($62.27)  (15.7%)  Consensus NAV ($61.34)  (14.4%)  Source:  Note: (a)(b)(c)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Net debt reflects 2019E projected balances per Management. Development at Book Value, Peripheral Land and Other Tangible Assets / (Liabilities) as of 9/30/2019. Includes adjustments to various equity awards to reflect the impact of the Transaction, per Management as of 2/6/2020.Includes $12MM debt attributed to Titanium’s US office headquarters. Green Street implied cap rate represents NTM NOI as of Q3 2019.  Transaction contemplates Silver’s acquisition of (i) 100% of Titanium common equity and (ii) the Converting Titanium Family OP Units  All-cash consideration of $52.50 per share/unitCertain non-Titanium Family unitholders may elect to receive Silver OP units in lieu of cash at a 0.3814x OP Exchange RatioCertain incentive equity awards not eligible for vesting at closing would be exchanged for similar awards in NewCo  $363MM of Titanium Series J/K Preferred Stock to be redeemed for cashExisting Titanium debt to be assumed or refinanced at closingNo financing conditionShareholder vote conditions:  2/3 of Titanium common stock and Series B Preferred Stock (voting together)Majority of Titanium common stock and Series B Preferred Stock (voting together)excluding any shares owned by the Titanium FamilyMajority of Series B Preferred StockTitanium OP Approval by a majority of partners other than Titanium and any Parity Preferred Partner  45-day Go-Shop to commence at signingTitanium Family will have right beginning at the 2nd anniversary of closing to sell 20% of its interest annuallyCumulative sale right such that 100% may be sold after 6 yearsOne-time right to sell 100% between 2- and 3-yearsSilver may defer 50% for 1-year from the time of exercise  After 1/1/2021, if Silver is the prevailing party in two deadlocks and the Titanium Family has delivered at least one such deadlock notice within 18-months of the prior deadlock, Silver will have the right to call 100%All financial analysis reflects Titanium projections at its respective ownership share in its portfolio of real estate and other assets  4

   HIGHLY CONFIDENTIAL              C O N F I D E N T I A L  II Titanium Management Business Plan  P R O J E C T M E T A L

 HIGHLY CONFIDENTIAL              P R O J E C T M E T A L I I T I T A N I U M M A N A G E M E N T B U S I N E S S P L A NTitanium Management Business Plan: Summary Projections  KEY MANAGEMENT ASSUMPTIONS  PROJECTED INCOME STATEMENT @ TITANIUM SHARE  2020E: Reflects Management budgetNOI: Reflects Management designation on forward outlook and supported by property-levelExisting property growth at 2.0% for Tier I assets, 0.0% for Tier II assets, (2.0)% for Tier III assets and 4.0% for Asian assetsTiered growth rates are before any impact from center-specific development activityG&A: Budgeted internally for 2020E and grown at 2.0% thereafterIncludes share of Asia G&A initially at$8.2MM in 2020B increasing to $10.5MM by 2024ECapex: Run-rate of ~$60-70MM in maintenance capex starting in 2021E, with variance driven primarily by leasing activity and deferred capexProject capex relates to currently identified opportunities and renovations, and includes~$105MM related to Anseong developmentDividend: No dividend growth assumed  Source:(a)(b)  (c)  Company filings and Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share.Excludes Redevelopment NOI at Beverly Center due to straight-line growth projection.Includes $11MM in EBITDA-related adjustments (shareholder activism, restructuring, transaction expenses, one-time promote fee, FV adjustment of equity securities) and $2MM in income tax-related adjustments (Blackstone transaction and promote fee).FFO per Company definition.                                  ($ in MMs, @ Titanium Share) Management Projections 2019E 2020B 2021E 2022E 2023E 2024E        Titanium Comparable Cash NOIStraight-Line of Rents  $5909  $5827  $5888  $5998  $6108  $6188  GAAP Comparable NOI  $600  $589  $597  $608  $618  $626  -  1010  1.3%$19 90  1.9%$28 70  1.7%$34 60  1.4%$42 50  -  (1.8%)$1 1001  -  --  --  --  --  Comparable NOI Growth Development NOI (a) Lease Cancellation Income Non-Operating IncomeAnseong Property Management Fee Other IncomeU.S. Recurring G&A Asia G&A  4(46)(11)  (41)(8)  (42)(10)  (42)(10)  (43)(10)  (44)(10)  Recurring EBITDA $565 $552 $573 $591 $605 $619  (2.3%) 3.7% 3.2% 2.4% 2.4%- - - - -  (197)(4)(1)(2)(23)  (210)(4)(1)(2)(23)  (217)(4)(1)(2)(23)  (227)(4)(2)(2)(23)  (225)(4)(2)(2)(23)  Recurring EBITDA GrowthNon-Recurring Items - EBITDA (b) Interest ExpenseNon-Real Estate Depreciation Income Tax ExpenseIncome TaxPreferred Dividends Other Cash Items  ($11)(207)(5)(3)(3)(23)(2)  - - - - -  Funds From Operations (c) $312 $324 $332 $343 $346 $363  Non-Recurring Items (b) 13 - - - - -  Adjusted Funds From Operations Adjusted FFO per Share/Unit  $325 $324 $332 $343 $346 $363$3.68 $3.65 $3.73 $3.85 $3.88 $4.06  Adjusted FFO per Share/Unit GrowthStraight-Line of RentsStraight-Line of Ground Leases Capital Expenditures - CAM Capital Expenditures - Leasing  (0.7%)($7) 2(49)(42)  2.3%($8) 2(35)(34)  3.1%($8) 2(32)(40)  0.8%($8) 2(30)(33)  4.6%($8) 2(28)(31)  Funds Available for Distribution FAD per Share/Unit  $228 $256 $264 $276 $297$2.57 $2.88 $2.96 $3.10 $3.32   CAGR '19E-'24E '20B-'24E 0.9% 1.5%0.9% 1.5%1.8% 2.9%2.3% 2.9%2.0% 2.7%6.8%6.6%  12.1%$4 11  2.8%$4 11  4.6%$4 11  7.2%$4 11  -  -  -  --  FAD per Share/Unit Growth Non-Real Estate Depreciation Stock-Based CompensationProceeds from Stamford & X'ian Sales Development & Renovation CapEx Fees Associated w/ Financing Activity Debt AmortizationDebt Draw/(Paydown) - ex. Revolver  $4 1152(238)(0)(32)252  (92)(0)(41)3  (60)(0)(46)103  (43)(3)(46)207  (6)(46)122  Net Change in Cash (Pre-Distributions) $278 $141 $275 $407 $382 Distributions (236) (236) (236) (236) (236) Net Change in Cash (Post-Distributions) $42 ($94) $39 $171 $146                                                                                                                          5

 HIGHLY CONFIDENTIAL              P R O J E C T M E T A L I I T I T A N I U M M A N A G E M E N T B U S I N E S S P L A NTitanium Management Business Plan: Summary Projections (cont’d)  KEY MANAGEMENT ASSUMPTIONS  PROJECTED CAPITAL STRUCTURE @ TITANIUM SHARE  2020E: Reflects Management budget; 2019E reflects cash flow bridge between Q3 and Q4 2019Mortgage Debt: Secured debt assumed to roll at debt yields of ~10-15% depending on property, with interest rates generally assumed at 5.0-5.5%Asian debt balances pro forma assuming Blackstone sale closed at year-end 2019ECorporate Debt: Refinanced at par with same fixed interest rate / spread to LIBORCorporate revolver partially paid down with remaining proceeds from sale of X’ian JV, expected to be received Q1 2020LIBOR: All floating rate debt not subject to swap agreements utilizes projected 1M forward LIBOR curve plus 25bps of cushion + quoted spreadCash Balance: Assumes minimum cash balance of $50MM starting in 2020E; Asia balance accrues through FCF generationAsset Sales: Assumes Stamford sold at year- end 2020E for $25MM at share; ~$27MM of X’ian proceeds to be received in Q1 2020Stamford sale reflects ~15% cap rateShares/Units Outstanding: Assumes no equity issuance other than vesting of in-place awards and continuation of stock-based compensation at~$11MM per year  Source:(a)(b)  Company filings and Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share.Reflects debt attributed to Titanium’s US office headquarters.2024E Net Debt / NTM EBITDA ratio assumes 2024E EBITDA is grown at rate equal to 5-year recurring EBITDA CAGR of ~1.8%.                       Management Projections 2019E 2020B 2021E 2022E 2023E 2024E        ($ in MMs, @ Titanium Share)Debt Summary: Consolidated Mortgages Unconsolidated Mortgages  $2,220 1,510  $2,323 1,628  $2,273 1,640  $2,248 1,722  $2,423 1,708  $2,403 1,803  Total Mortgage DebtImplied Mortgage Debt YieldUnsecured Term Loans Other Unsecured Debt (a)Unsecured Revolving Credit Facilities  $3,73015.8%$525 12663  $3,95114.7%$525 12676  $3,91315.5%$525 12781  $3,97015.8%$525 12757  $4,13115.6%$525 12614  $4,20715.7%$525 12497  Total Unsecured Debt  $1,200  $1,213  $1,318  $1,294  $1,151  $1,034  Total Debt  $4,930  $5,164 $5,232 $5,264 $5,282 $5,241  Implied Total Debt YieldPreferred Equity  12.0%363  11.3%363  11.6%363  11.9%363  12.2%363  12.6%363  Total Debt & Preferred EquityLess: U.S. Cash Less: Asia Cash  $5,293(63)(5)  $5,527(50)(73)  $5,594(50)(84)  $5,626(50)(99)  $5,645(50)(127)  $5,604(50)(157)  Total Net Debt & Preferred Equity $5,225 $5,403 $5,460 $5,478 $5,467 $5,397  9.4x 9.2x 9.1x 8.8x 8.6x  Net Debt & Pref. / NTM EBITDA (b) 9.5xChange in Debt: Debt Amortization Debt IssuanceRevolver Draw/(Paydown)  ($32) 25213  ($41) 3105  ($46) 103(25)  ($46) 207(143)  ($46) 122(117)  Change in Debt Balance $234 $68 $32 $18 ($41)  Debt & Preferred Service:Interest Expense Preferred Dividends Debt Amortization  $196 2332  $210 2341  $217 2346  $227 2346  $225 2346  Annual Debt & Preferred Service $250 $274 $286 $297 $294  Basic Shares/Units Outstanding Plus: Dilution Impact  87.31.1  87.61.2  87.61.2  87.61.4  87.61.7  87.61.9  Diluted Shares/Units Outstanding 88.3 88.8 88.9 89.1 89.3 89.5   CAGR '19E-'24E '20B-'24E2.4% 1.6%1.2% 0.4%1.1% 0.3%0.7% (0.0%)3.6%- 9.8%4.1%0.2%                                                                                                  6

   HIGHLY CONFIDENTIAL              C O N F I D E N T I A L  III Titanium Financial Analysis  P R O J E C T M E T A L

 HIGHLY CONFIDENTIAL                                I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L                                                                                                              Titanium Valuation RangeMETHODOLOGY IMPLIED $ PRICE PER SHARE/UNIT RANGE  COMMENTS & ASSUMPTIONS  Discounted Cash Flows  WACC range of 5.50-6.75%Exit cap rate range of 5.50-6.50%WACC range increased 25bps to 6.75% at high end incorporating change in Barra betas since 1/22 (~$0.91 impact at low end); ~143K additional shares/units (~$0.09 impact)  Select Comparable Companies Public Trading  Current NTM FFO (x)  6.4-10.4x range applied to Titanium’s NTM FFO per share/unit of $3.65 (2020E FFO)Midpoint reflects current average NTM FFOx of Select Comparable Companies as of 1/31/2020(a)1.1x reduction in FFOx range due to market trading since 1/22 (~$4.20 impact)  1-Year NTMFFO (x)  9.0-13.0x range applied to Titanium’s NTM FFO per share/unit of $3.65 (2020E FFO)Midpoint reflects 1-year historical average NTM FFOx of Select Comparable Companies0.2x reduction in FFOx range due to market trading since 1/22 (~$0.81 impact)  3-Year NTM FFO (x)  11.0-15.0x range applied to Titanium’s NTM FFO per share/unit of $3.65 (2020E FFO)Midpoint reflects 3-year historical average NTM FFOx of Select Comparable Companies0.1x reduction in FFOx range due to market trading since 1/22 (~$0.42 impact)  Transaction Precedents  5.8% cap rate +50bps based on average of Brookfield / GGP and WPG / Glimcher transactions~143K additional shares/units (~$0.09 impact)  Additional Analysis(For Reference Purposes Only)  52-Week High/Low  52-Week High on 4/5/201952-Week Low on 1/31/2020  Analyst Price Target Estimates  Reflects range across ten analyst estimatesMean and median price targets of $35.05 and $33.00 per share, respectively  Comparable Company Trading Premium/ (Discount) to NAV  Reflects applied 24-50% discount range to FactSet consensus NAV estimate of $61.34High / low driven by observed trading at Silver and MAC as of unaffected date of 1/31/2020(a)GSA NAV estimates of $62.27 (for reference)    Premiums Paid Analysis  Reflects 13.1-22.4% premium range implied by the 25th and 75th percentiles from 17 U.S. REIT transactions >$1Bn in last 5-years where cash comprised >50% of aggregate considerationApplied to Titanium’s unaffected price of $26.42 as of 1/31/2020(a)  Silver Proposed Offer: $52.50                                    $43.84  $23.34  $32.88  $40.21  $47.41  $26.42  $29.50  $30.73  $29.88  $65.28  $37.94  $47.48  $54.81  $67.17  $54.30  $55.00  $46.85  $32.35  $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00  Source:  Note:  (a)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, Green Street Advisors, FactSet and SNL Financial as of 2/7/2020.Analysis at 12/31/2019 and uses mid-year convention. Net debt reflects 2019E projected balances per Management. Assumes Management-provided share/unit count as of 2/6/2020 which includes adjustments to various equity awards to reflect the impact of the Transaction.Reflects Titanium’s share price of $26.42 as of 1/31/2020 prior to rumored merger discussions with Silver.  Titanium Unaffected Price(a) as of 1/31/2020: $26.42Titanium Current Price as of 2/7/2020: $34.67  7

 HIGHLY CONFIDENTIAL              Discounted Cash Flow Analysis  I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L  Source:  Note:  (a)(b)(c)(d)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Analysis at 12/31/2019 and uses mid-year convention. Net debt reflects 2019E projected balances per Management. Assumes Management-provided share/unit count as of 2/6/2020 which includes adjustments to various equity awards to reflect the impact of the Transaction. Peripheral Land and Net Other Assets / (Liabilities) as of 9/30/2019.Exit cap rate based on 3-year mean implied cap rates of Select Comparable Companies with +50bps range applied. Excludes Development NOI at Beverly Center due to straight-line growth projection per Management.2019E includes $11MM in EBITDA-related adjustments related to shareholder activism, restructuring, transaction expenses, a one-time promote fee and FV adjustment of equity securities. Assumes 6.125% discount rate.                    (2.3%)  3.7%  3.2%  2.4%  2.4%  (6)49  (7)(4)  (7)(4)  (7)(4)  (7)(4)  (59)  Recurring EBITDA GrowthOther Cash Flow ItemsStraight-Line of Rent & Ground LeasesOther Non-Cash ItemsCapital CostsCapital ExpendituresDevelopment Spend  (90)(238)  (69)(92)  (72)(60)  (63)(43)  -  Unlevered Cash Flow  $267  $402  $448  $488  $549                  SUMMARY CASH FLOWS @ TITANIUM SHARE      ($ in MMs @ Titanium Share)   Management Projections    CAGR     2019E 2020B 2021E 2022E 2023E 2024E   '19E-'24E 20E-'24E  Titanium Comparable Cash NOI  $590 $582 $588 $599 $610 $618  0.9% 1.5%  Non-Cash Adjustments  9 7 8 8 8 8    GAAP Comparable NOI  $600 $589 $597 $608 $618 $626  0.9% 1.5%  Comparable NOI Growth  (1.8%) 1.3% 1.9% 1.7% 1.4%    Development NOI (b)  - 1 19 28 34 42    Lease Cancellation Income  10 10 9 7 6 5    Non-Operating Income  13 1 0 0 0 0    U.S. Recurring Corporate G&A (c)  (46) (41) (42) (42) (43) (44)    Asia G&A at Share  (11) (8) (10) (10) (10) (10)    Recurring EBITDA  $565 $552 $573 $591 $605 $619  1.8% 2.9%                                              Terminal Value @ 6.0% Exit Cap Rate  -  -  -  $11,005    Total Unlevered Cash Flow & Terminal Value  $267  $402  $448  $11,493        KEY ASSUMPTIONS    Valuation Date  12/31/2019  Discount Rate (WACC)  6.1%  2024E Total Cash NOI  $660  Exit Cap Rate (a)  6.0%  Implied Terminal Valuation  $11,005  Implied 2023E FFO Multiple  16.0x  Implied EBITDA Exit Multiple  17.8x  Implied Perpetuity Growth Rate  1.1%      2020E-2023E Discounted Cash Flows Terminal Value NPVNet Other Assets & (Liabilities) Peripheral Land  $1,409 8,674(112)17  Implied Enterprise Value  $9,988  Consolidated Secured Debt at Share Share of Unconsolidated Secured Debt Credit Facilities & Term Loans Preferred StockCash & Equivalents @ Share  (2,220)(1,510)(1,200)(363)68  Implied Equity ValueImplied Value per Share/Unit  $4,763$53.65  Titanium Shares/Units Outstanding  88.8                                    IMPLIED VALUATION ANALYSIS   Discount Rate   Implied Perpetuity    6.750%  6.125%  5.500%  Growth (d)  6.5%  $43.84  $46.13  $48.50  0.7%  6.0%  51.18  53.65  56.19  1.1%  5.5%  59.86  62.53  65.28  1.5%  Exit Cap Rate  SENSITIVITY ANALYSIS      8

 HIGHLY CONFIDENTIAL              Discounted Cash Flow Analysis: Select Sensitivity Analyses  I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L  Source:  Note:  (a)(b)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Analysis at 12/31/2019 and uses mid-year convention. Net debt reflects 2019E projected balances per Management. Assumes Management-provided share/unit count as of 2/6/2020 which includes adjustments to various equity awards to reflect the impact of the Transaction. Peripheral Land and Net Other Assets / (Liabilities) as of 9/30/2019.NOI growth rate sensitivity applied to same-store NOI and excludes NOI impact driven by redevelopment activity as scheduled by Management. Development Yield sensitivity reflects a change in assumed yield on scheduled projects excluding Beverly Center, Green Hills and Country Club Plaza.  WACC VS. NOI GROWTH ASSUMPTION  6.8%  6.1%  5.5%  (100bps) - 100bps$47.62 $51.18 $54.8450.00 53.65 57.3952.46 56.19 60.02  Discount Rate              IMPLIED METRICS AT VARIOUS EXIT CAP RATES  Implied Exit FFO Multiple  Implied Perpetuity Growth Rate  Implied Value per Share/Unit  6.5%  13.6x  0.7%  $46.13  6.0%  16.0x  1.1%  53.65  5.5%  18.9x  1.5%  62.53  Exit Cap Rate              EXIT CAP RATE VS. NOI GROWTH ASSUMPTION  6.5%  6.0%  5.5%  (100bps) - 100bps$42.75 $46.13 $49.6150.00 53.65 57.3958.58 62.53 66.59  Exit Cap Rate              6.5%  6.0%  5.5%   Development Yield (b) - (100bps) (200bps)$46.13 $45.33 $44.5453.65 52.79 51.9462.53 61.61 60.68  Exit Cap Rate              EXIT CAP RATE VS. DEVELOPMENT YIELD ASSUMPTION  Note: Assumes 6.125% discount rate NOI Growth Rate (a)   Note: Assumes 6.125% discount rate  Note: Assumes 6.0% exit cap rate NOI Growth Rate (a)   Note: Assumes 6.125% discount rate  9

 HIGHLY CONFIDENTIAL                              Titanium  Silver  Select Com parable Com panies (c)  PEI  Mean Low Productivity Mall REITs (d)  Implied Cap Rate Spread to Select Comparable Companies (bps)  CurrentUnaffected (b) 1-Year Avg.3-Year Avg. 5-Year Avg.                  10.3%9.7%  6.5%  7.5%  9.5%  10.5%                                                  7.2%7.1%6.7%  5.0%4.5%4.0%  5.5%  6.0%  6.5%  7.0%  8.5%7.5%  02/07/15  08/07/15  02/07/16  08/07/16 02/07/17  08/07/17  08/07/19  02/07/20    Titanium    Silver    Select Comparable Companies (c)    PEI    02/07/18 08/07/18 02/07/19Mean Low Productivity Mall REITs (d)  I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L  Historical Implied Cap Rate Analysis  HISTORICAL IMPLIED CAP RATES OVER LAST FIVE YEARS  Source:  (a)(b)(c)(d)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Management projected 2020E cash NOI of $583MM vs. Green Street NTM NOI of $576MM.Reflects Titanium’s share price of $26.42 as of 1/31/2020 prior to rumored merger discussions with Silver. Select Comparable Companies are Silver and MAC.Low Productivity Mall REITs are SKT, PEI, WPG and CBL.        5.9% GSA Implied Cap Rate @ $52.50 Proposal(a)      6.0% Mgmt Implied Cap Rate @ $52.50 Proposal(a)            7.1%  6.7%  7.2%  7.0%  9.7%  10.3%  (13)  7.7%  7.0%  7.4%  7.0%  9.7%  10.2%  35  6.6%  6.3%  6.6%  6.6%  9.5%  10.1%  (6)  5.9%5.5%  6.1%5.7%  6.2%5.7%  6.1%5.7%1/22 Prior  9.1%8.4%  9.6%9.0%  (31)(16)        Analysis:        10

 HIGHLY CONFIDENTIAL                    Unaffected Share Price  Equity Total Pref Total Market Pro Rata Equity @ Enterpr.   TEV Weighting Select Comparable Companies (1/31/20) Capitalization Net Debt (a) Liq Pref Value Equity Debt Pref   BarraND + Pref ND + Pref Predicted Beta / TEV / Equity Levered Unlevered  High Productivity MallsSilver  $133.15  $47,086  $29,765  61.2% 38.7%  0.1%  0.786  0.481  Macerich Company  22.31  3,415  7,786  $65 $76,917- 11,201  30.5% 69.5%  38.8% 63.4%- 69.5% 228.0%  1.203  0.367  Mean Median  $77.73 77.73  $25,251 25,251  $18,776 18,776  45.9% 54.1%57.3% 42.6%  0.0%0.1%  0.9950.995  0.4240.424  Titanium  $26.42  $2,346  $4,862  $33 $44,05933 44,059$363 $7,571  31.0% 64.2%  4.8%  54.1% 145.7%54.1% 145.7%69.0% 222.7%  1.235 0.383                        WACC Analysis  I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L  SELECT COMPARABLE COMPANIES UNLEVERED BETA ANALYSIS  TITANIUM PEER-DERIVED WACC  Sources:Note: (a)(b)(c)  Titanium Management projections as presented on 1/6/2020, Bloomberg, MSCI Barra Beta Global Equity Model, Duff & Phelps, FactSet and SNL Financial as of 2/7/2020.Barra predicted local beta data as of 1/31/2020. Mid-point drivers held constant under each range of input assumptions for respective sensitivities. Total net debt includes pro rata portion of debt in unconsolidated joint ventures.Risk-free rate represents yield on U.S. 10-Year Treasury. Equity risk premium per Duff & Phelps (2019 Cost of Capital: Annual U.S. Guidance and Examples). Calculated based on projected January 2020 monthly interest expense, per Management projections.                Mid-Point Drivers   Range of Input Assumptions Low High    Range of Results Implied WACC Low High   Unlevered Beta  0.424  6.02% 6.78%  Net Debt / TEV  64.2%  0.370 0.48050.2% 60.2%  5.48%  6.06%  Implied Levering Factor  3.227  2.222  2.857  Implied Levered Beta  1.368  0.822  1.371  Marginal Tax Rate  0.0%  Risk-Free Rate of Return (b)  1.6%  U.S. Market Equity Risk Premium (b)  6.9%  Cost of Equity  11.0%  Pre-Tax Wtd. Avg. Cost of Debt (c)  4.2%  Min/Max  5.48%  6.78%  Selected Range  5.50%  6.75%              Pref / TEV        4.8%  4.8%  4.8%  Net Debt + Pref / TEV        69.0%  55.0%  65.0%  Implied Net  Debt  + Pref /  Equity  222.7%  122.2%  185.7%  Pre-Tax Wtd. Avg. Cost  of  Pref  6.4%  Illustrative WACC  6.4%                      1/22 Prior Analysis: Silver: 0.445Macerich: 0.384Titanium: 0.394          High end of range increased by 25bps to incorporate unlevered beta range at January month-end  1/22 Prior Analysis: Risk-Free Rate: 1.8%    11

 HIGHLY CONFIDENTIAL              Titanium has historically traded at a mean NTM FFO multiple premium of ~0.1-1.1x relative to Select Comparable Companies, which compares to a ~1.2x unaffected discount(b)    Titanium  Silver  Select Com parableCom panies (c)  PEI  Mean Low Productivity Mall REITs (d)  NTM FFO M ult.Spread to Select ComparableCompanies  CurrentUnaffected (b) 1-Year Avg.3-Year Avg. 5-Year Avg.                                                  11.3x9.4x8.9x  3.2x3.0x  2.5x  7.5x5.0x  10.0x  12.5x  15.0x  17.5x  25.0x22.5x20.0x  02/07/15  08/07/15  02/07/16  08/07/16  02/07/18  02/07/20    Titanium    Silver    02/07/17 08/07/17Select Comparable Companies (c)    PEI    08/07/18 02/07/19 08/07/19Mean Low Productivity Mall REITs (d)  I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L  Historical NTM FFO Multiples Analysis  HISTORICAL NTM FFO MULTIPLES OVER LAST FIVE YEARS  Source:  (a)(b)(c)(d)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Management projected 2020E FFO per share/unit of $3.65 vs. analyst consensus 2020E FFO per share/unit of $3.66 per FactSet. Reflects Titanium’s share price of $26.42 as of 1/31/2020 prior to rumored merger discussions with Silver.Select Comparable Companies are Silver and MAC.Low Productivity Mall REITs are SKT, PEI, WPG and CBL.        Implied 14.4x Analyst 2020E FFO @ $52.50 Proposal(a)      Implied 14.4x Mgmt 2020E FFO @ $52.50 Proposal(a)              9.4x  11.3x  8.9x  9.5x  3.0x  3.2x  0.5x  7.2x  10.5x  8.4x  9.5x  3.2x  3.4x  (1.2x)  11.1x  12.7x  11.0x  11.2x  4.5x  4.2x  0.1x  13.8x  13.4x  13.0x  13.1x  5.9x  5.5x  0.7x  16.2x  15.2x  15.2x    8.0x  7.1x  1.1x        Analysis:        12

 HIGHLY CONFIDENTIAL              03/26/18  11/06/17  General Growth Properties  Brookfield Property Partners L.P.  $26.4  61% / 39%  14.4x  5.7%  09/16/14  09/15/14  Glimcher Realty Trust  Washington Prime Group, Inc.  4.3  73% / 27%  18.0x  5.8%  Date Unaffected Transaction NTM Implied Announced Date (a) Target Acquiror Value ($Bn) Consideration (Cash / Stock) FFO (x) (b) Cap Rate                       Mean  $15.3  16.2x  5.8%  Median  $15.3  16.2x  5.8%          Illustrative Titanium Metrics at $52.50 Offer Price (c)  $9.9  14.4x  6.0%      Precedent Transactions Analysis  I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L  Source:  (a)(b)(c)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Unaffected Date / Price reflects closing date prior to transaction announcement, or other relevant date as referenced in public filings for the respective transaction. FFO multiple for GGP / Brookfield transaction based on Management projected NTM FFO per 13E-3 filing.NTM FFO multiple and implied cap rate are based on Management projected 2020E FFO per share/unit of $3.65 and cash NOI of $583MM, respectively.  SELECT PRECEDENT REIT TRANSACTION ANALYSIS  SELECT ADDITIONAL REFERENCE REIT TRANSACTIONS    Date Unaffected Transaction NTM Implied Announced Date (a) Target Acquiror Value ($Bn) Consideration (Cash / Stock) FFO (x) Cap Rate 12/12/17 12/11/17 Westfield Unibail-Rodamco $22.5 35% / 65% 21.1x 4.5%Memo: Included material exposure to European markets.  13

 HIGHLY CONFIDENTIAL                I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  Titanium Analyst Estimates & Guidance  P R O J E C T M E T A L  CONSENSUS MEAN FFO PER SHARE ESTIMATES OVER TIME(b)  SELECT ANALYST COMMENTARY                                      $3.59  $3.66  $3.86  $3.50  $3.60  $3.70  $3.80  $3.90  $4.00  $4.10  $4.20  $4.30  2/07/2020  11/11/2019  8/16/2019  5/22/2019    2019E    2020E    2021E  $3.66  $3.59  $3.86  TITANIUM SUMMARY BROKER ESTIMATES  Observed industry headwinds have led to sector downgradesAnalyst sentiment relatively negative following Q3 earnings with focus on negative SSNOI growth and reduced guidanceAnalysts generally positive, however, on tenant sales growthUnclear how sales growth translates to Titanium earningsGeneral recognition that shares trade at significant discount“Wait-and-see” approach around Asia JV transaction with Blackstone, but generally viewed transaction positively  Current Titanium Share Price: $34.67  ($)  Price  Implied FFO/Share FFO Multiple (a) AFFO/Share AFFO Multiple (a)   Est.  Prem./(Disc.)                      Broker  Date  Rating  Target  Return (a)  2019E  2020E  2021E  2019E  2020E  2021E  2019E  2020E  2021E  2019E  2020E  2021E  NAV  to NAV (a)  KeyBanc Capital Markets  12/13/2019  Buy  $ 55.00  59%  $ 3.57  $ 3.70  $ 3.92  9.7x  9.4x  8.8x  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  Deutsche Bank Research  1/6/2020  Hold  36.00  4%  3.45  3.59  n/a  10.0x  9.7x  n/a  2.73  2.86  n/a  12.7x  12.1x  n/a  42.35  (18%)  JP Morgan  2/6/2020  Sell  34.00  (2%)  3.69  3.72  3.85  9.4x  9.3x  9.0x  1.70  2.71  2.82  20.4x  12.8x  12.3x  76.48  (55%)  Mizuho Securities USA  1/14/2020  Hold  34.00  (2%)  3.35  3.53  n/a  10.3x  9.8x  n/a  2.59  2.55  n/a  13.4x  13.6x  n/a  67.00  (48%)  Scotiabank GBM  2/6/2020  Hold  33.00  (5%)  3.67  3.68  3.84  9.4x  9.4x  9.0x  2.63  2.52  2.63  13.2x  13.8x  13.2x  60.75  (43%)  Piper Sandler Companies  1/31/2020  Hold  33.00  (5%)  3.53  3.61  3.72  9.8x  9.6x  9.3x  2.33  2.51  2.61  14.9x  13.8x  13.3x  63.60  (45%)  BMO Capital Markets  1/31/2020  Hold  33.00  (5%)  3.69  3.65  3.77  9.4x  9.5x  9.2x  2.48  2.38  2.41  14.0x  14.6x  14.4x  56.80  (39%)  Evercore ISI  2/7/2020  Hold  32.00  (8%)  3.54  3.53  3.66  9.8x  9.8x  9.5x  2.45  2.39  2.49  14.2x  14.5x  13.9x  50.76  (32%)  Jefferies  1/14/2020  Hold  31.00  (11%)  3.68  3.70  3.96  9.4x  9.4x  8.8x  2.80  2.93  3.23  12.4x  11.8x  10.7x  n/a  n/a  Morgan Stanley  12/18/2019  Hold  29.50  (15%)  3.69  3.79  4.04  9.4x  9.1x  8.6x  n/a  n/a  n/a  n/a  n/a  n/a  n/a  n/a  Raymond James  12/4/2019  Hold  n/a  n/a  3.52  3.70  3.93  9.8x  9.4x  8.8x  2.31  2.43  2.62  15.0x  14.3x  13.2x  70.89  (51%)  BTIG  1/31/2020  Hold  n/a  n/a  3.67  3.61  n/a  9.4x  9.6x  n/a  n/a  n/a  n/a  n/a  n/a  n/a  63.45  (45%)                                        Mean      $ 35.05  1%  $ 3.59  $ 3.65  $ 3.85  9.7x  9.5x  9.0x  $ 2.45  $ 2.59  $ 2.69  14.5x  13.5x  13.0x  $ 61.34  (42%)  Median      33.00  (5%)  3.62  3.66  3.85  9.6x  9.5x  9.0x  2.48  2.52  2.62  14.0x  13.8x  13.2x  63.45  (45%)  Green Street Advisors  2/7/2020  Hold  n/a  n/a  n/a  $3.72  $3.72  n/a  9.3x  9.3x  n/a  $2.46  $2.45  n/a  14.1x  14.2x  $62.27  (44%)  Mean (Incl. GSA)      $ 35.05  1%  $3.59  $3.66  $3.84  9.7x  9.5x  9.0x  $2.45  $2.57  $2.66  14.5x  13.5x  13.1x  $ 61.44  (42%)  Median (Incl. GSA)      33.00  (5%)  3.62  3.68  3.85  9.6x  9.4x  9.0x  2.48  2.52  2.62  14.0x  13.8x  13.3x  62.86  (45%)  FactSet Consensus Mean (a)(b)      34.21  (1%)  3.59  3.66  3.86  9.7x  9.5x  9.0x  2.45  2.59  2.69  14.2x  13.4x  12.9x  61.34  (43%)      FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.  Source:(a)(b)(c)  Implied Return, FFO and AFFO multiples, as well as Premium / (Discount) to NAV calculated with reference to Titanium’s current share price. FactSet Consensus Mean includes anonymous estimates.FactSet Consensus Implied Return, FFO and AFFO multiples as well as Premium / (Discount) to NAV calculated with reference to Titanium’s current share price.    14

 HIGHLY CONFIDENTIAL              Premiums Paid Analysis  I I I T I T A N I U M F I N A N C I A L A N A L Y S I S  P R O J E C T M E T A L  Source:  (a)  (b)(c)  Titanium Management projections as presented on 1/6/2020. All cash flows at Titanium share. All references to contemplated Transaction terms reference the Agreement and Plan of Merger dated 2/9/2020 and Joint Venture Operating Agreement dated 2/9/2020. Company filings, FactSet, Green Street Advisors and SNL Financial as of 2/7/2020.Unaffected Date / Price reflects closing date prior to transaction announcement, or other relevant date as referenced in public filings for the respective transaction. Unaffected price for Titanium reflects share price of $ $26.42 as of 1/31/2020 prior to rumored merger discussions with Silver.1-Day and 30-Day VWAP based on most recent closing price prior to transaction announcement.Represents transactions for which cash comprised <50% consideration and are shown for informational purposes.  SELECT PRECEDENT US REIT TRANSACTIONS >$1BN  10/27/19  10/25/19  (c)  Liberty Property Trust  Industrial  Prologis, Inc.  $12.6  Stock  21%  21%  20%  07/31/18  06/15/18    Forest City Realty Trust, Inc.  Diversified  Brookfield Asset Management Inc.  11.4  Cash  27%  10%  11%  07/18/19  06/26/19    Pure Multi-Family REIT  Apartment  Cortland  1.2  Cash  15%  4%  5%  05/06/19  05/03/19  (c)  Chesapeake Lodging Trust  Lodging  Park Hotels & Resorts Inc.  2.7  Cash & Stock  6%  6%  9%  03/25/19  03/22/19  (c)  TIER REIT, Inc.  Office  Cousins Properties Incorporated  2.4  Stock  16%  14%  20%  09/06/18  03/27/18  (c)  LaSalle Hotel Properties  Lodging  Pebblebrook Hotel Trust  5.2  Cash & Stock  46%  3%  4%  06/25/18  06/01/18    Education Realty Trust  Student Housing  Greystar  4.6  Cash  9%  2%  10%  05/07/18  05/04/18    Gramercy Property Trust  Industrial  The Blackstone Group L.P.  7.4  Cash  15%  16%  23%  04/29/18  04/27/18  (c)  DCT Industrial Trust Inc.  Industrial  Prologis, Inc.  8.1  Stock  16%  16%  20%  03/26/18  11/06/17    General Growth Properties  Retail  Brookfield Property Partners L.P.  26.4  Cash & Stock  15%  3%  1%  08/10/17  08/09/17  (c)  Starwood Waypoint Homes  SFR  Invitation Homes  8.0  Stock  1%  1%  (2%)  07/04/17  07/03/17    Monogram Residential Trust, Inc.  Apartment  Greystar / APG / GIC / Ivanhoe  3.7  Cash  22%  23%  22%  06/30/17  06/29/17    Parkway, Inc.  Office  CPPIB  1.6  Cash  13%  13%  15%  06/28/17  03/24/17    First Potomac Realty Trust  Office  Government Properties Income Trust  1.3  Cash  11%  (2%)  1%  06/09/17  06/08/17  (c)  DuPont Fabros Technology, Inc.  Data Center  Digital Realty Trust, Inc.  7.3  Stock  15%  15%  20%  05/07/17  05/05/17  (c)  Care Capital Properties, Inc.  Healthcare  Sabra Health Care REIT, Inc.  4.0  Stock  12%  12%  10%  04/24/17  04/21/17  (c)  FelCor Lodging Trust, Inc.  Lodging  RLJ Lodging Trust  2.8  Stock  17%  17%  16%  02/27/17  02/24/17    Silver Bay Realty Trust Corp.  SFR  Tricon Capital Group, Inc.  1.4  Cash  19%  20%  24%  11/14/16  11/14/16  (c)  Equity One, Inc.  Retail  Regency Centers Corp.  5.8  Stock  11%  13%  8%  08/15/16  08/12/16  (c)  Post Properties, Inc.  Apartment  Mid-America Apartment Communities  4.8  Stock  17%  16%  16%  04/29/16  04/28/16  (c)  Parkway Properties, Inc.  Office  Cousins Properties Incorporated  3.7  Stock  13%  13%  14%  02/25/16  01/15/16    Rouse Properties, Inc.  Retail  Brookfield Asset Management  2.5  Cash  35%  4%  5%  12/15/15  12/14/15    Inland Real Estate Corporation  Retail  DRA Advisors LLC  1.9  Cash  7%  6%  11%  12/03/15  11/27/15  (c)  American Residential Properties, Inc.  SFR  American Homes 4 Rent  1.4  Stock  14%  8%  18%  11/08/15  11/06/15  (c)  Plum Creek Timber Company, Inc.  Timber  Weyerhaeuser Company  11.8  Stock  21%  21%  20%  10/16/15  10/16/15    Campus Crest Communities, Inc.  Student Housing  Harrison Street Real Estate Capital  1.7  Cash  24%  25%  37%  10/08/15  09/22/15    BioMed Realty Trust, Inc.  Healthcare  The Blackstone Group L.P.  8.0  Cash  24%  10%  19%  09/08/15  07/23/15    Strategic Hotels & Resorts, Inc.  Lodging  The Blackstone Group L.P.  5.8  Cash  13%  5%  4%  06/22/15  04/24/15    Home Properties, Inc.  Apartment  Lone Star Funds  7.6  Cash  9%  3%  2%  04/22/15  04/20/15    Associated Estates Realty Corporation  Apartment  Brookfield Asset Management Inc.  2.5  Cash  19%  18%  17%  04/10/15  04/09/15    Excel Trust, Inc  Retail  The Blackstone Group L.P.  1.7  Cash  15%  15%  14%  Date Unaffected  Transaction Transaction Premium to: Value Unaffected 1-Day 30-Day   Announced Date (a) Target Sector Acquiror ($Bn) Consideration Price (a) VWAP (b) VWAP (b)   All-Cash & >50% Cash Consideration (17 Transactions)  All REIT Transactions (31 Transactions)  01/31/20 Illustrative Titanium Metrics at $52.50 Offer Price $9.9 98.7% 51.5% 69.1%      25th Percentile  $1.7  13.1%  3.9%  5.2%  Mean  $5.3  17.2%  10.2%  13.0%  Median  $2.5  14.9%  10.3%  11.3%  75th Percentile  $7.4  22.4%  15.6%  19.2%  25th Percentile  $2.1  12.4%  4.4%  6.8%  Mean  $5.5  16.6%  11.3%  13.4%  Median  $4.0  14.9%  12.8%  14.1%  75th Percentile  $7.5  20.1%  16.0%  19.7%          Titanium Unaffected Share Price: $26.42  15